UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2015

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Agreement with Former Executive Vice President, Chief Financial Officer and Principal Financial Officer
On December 20, 2015, Erie Indemnity Company (the "Registrant") entered into an Agreement with Marcia A. Dall, its former Executive Vice President, Chief Financial Officer and Principal Financial Officer, who resigned effective October 9, 2015 (the "Agreement").
The Agreement provides that, in consideration of the execution and performance of the Agreement by Ms. Dall, she will be entitled to receive 91.67% of any award to be earned upon satisfaction of the performance goals for the 2013-2015 performance period under the Long Term Incentive Plan (“LTIP”) of the Registrant. (The 91.67% reflects the proration for 33/36 of the LTIP performance period.) In accordance with the terms of the LTIP, the payment of such award: (i) is subject to the exercise of discretion by the Registrant’s Executive Compensation and Development Committee to reduce or eliminate awards that would otherwise have been earned by executive vice presidents as a class under the LTIP for the 2013-2015 performance period; and (ii) will be made at the time awards for the performance period are paid to other LTIP participants. In addition, she will be eligible for payment for any unused vacation time; her accrued benefits under the Erie Insurance Group Retirement Plan for Employees, Employee Savings Plan, Supplemental Employee Retirement Plan and Deferred Compensation Plan; and certain other employee benefits as provided for in accordance with each plan’s documents and the Registrant’s policies.
The Agreement further provides for a release by Ms. Dall of any claims she might have against the Registrant and its officers, directors and related persons; customary confidentiality provisions; as well as an agreement by Ms. Dall to cooperate with the Registrant (if her assistance is needed during the two-year period following her resignation) in connection with matters that arose while she was employed by the Registrant.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
Exhibit 10.1 Agreement between Erie Indemnity Company and Marcia A. Dall dated December 20, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

December 22, 2015	By:	/s/ Sean J. McLaughlin

Name: Sean J. McLaughlin
Title: Executive Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Agreement between Erie Indemnity Company and Marcia A. Dall dated December 20, 2015